                                                                   EXHIBIT 10.18

                                PROMISSORY NOTE

$400,000.00                                                     October 31, 1999

--------------------------------------------------------------------------------
    1. FOR VALUE RECEIVED, the undersigned, Sam E. Galeotos, an individual (the "Borrower"), hereby promises to pay to the order of Cheap Tickets, Inc., a Delaware corporation (the "Lender"), at the Lender's address of 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814, or at such other place as the Lender from time to time may designate, in lawful money of the United States and in immediately available funds, the principal amount of FOUR-HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) with no interest thereon from the date the proceeds of the loan evidenced by this Promissory Note (this "Note") are disbursed until maturity (whether such maturity is scheduled or accelerated).

    2. The entire unpaid principal balance and any other sums outstanding under this Note shall be due and payable upon October 31, 2002.

    3. Principal, any interest, and all other sums owed to the Lender under this Note shall be evidenced by entries in records maintained by the Lender for such purpose.

    4. Any interest and fees shall be calculated for actual days elapsed on the basis of a 365-day year. In no event shall the Borrower be obliged to pay interest at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

    5. The Borrower may prepay some or all of the principal under this Note without penalty or premium.

    6. From and after maturity of this Note, whether scheduled or accelerated, all sums then due and payable under this Note, including all principal and all accrued interest, shall bear interest at a rate of Ten Percent (10%) per annum until paid in full.

    7.    This Note is issued pursuant to and governed by Section 3.1(d) of that
                                                          --------------
certain Employment Agreement dated as of October 25, 1999, by and between the Lender and the Borrower (the "Employment Agreement").

    8. If the Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of the Lender's rights, or of any breach, default or failure of condition of or under this Note. All of the Lender's remedies in connection with this Note or under applicable law shall be cumulative, and the Lender's exercise of any one or more of those remedies shall not constitute an election of remedies. The illegality or unenforceability of any provision of this Note or any related document shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any related document.

    9. This Note inures to and binds the heirs, legal representatives, successors and assigns of the Borrower and the Lender; provided, however, that the Borrower may not assign this Note, or assign or delegate any of its rights or obligations, without the prior written consent of the Lender in each instance. The Lender in its sole discretion may transfer this Note without notice to or the consent of the Borrower.

    10. This Note is governed by the laws of the State of Hawaii, without regard to the choice of law rules of that State.

    11. Any dispute, controversy or claim arising out of or relating in any manner to this Note or the loan shall be resolved pursuant to Section 10 of the Employment Agreement.



                              By: /s/ Sam E. Galeotos
                                 --------------------
                              Name:   Sam E. Galeotos
                              Address: 1440 Kapiolani Boulevard, Suite 800 Honolulu, Hawaii 96814

NOTEHOLDER:

CHEAP TICKETS, INC.,
a Delaware corporation


By: /s/ Mike Hartley
   --------------------
Name:   Mike Hartley
     ------------------
Title:    CEO
      -----------------

MAILING ADDRESS:

Cheap Tickets, Inc.
1440 Kapiolani Boulevard, Suite 800
Honolulu, Hawaii 96814
Attn:
     ------------------------------

                                       2